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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 28, 2000
                        (Date of earliest event reported)


                                   LMKI, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                        0-26578                 33-0662114
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                        Identification No.)


            3355 Michelson Drive, Suite 300, Irvine, California 92612
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (949) 794-3000

                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER.

         On November 28, 2000, LMKI, Inc. (the "Company"), issued a press release announcing that, by agreement effective as of November 15, 2000, the Company repurchased more than 12,000,000 shares of common stock from William J. Kettle, former Director and Chief Executive Officer of the Company. Additionally, all of Mr. Kettle's options were cancelled. A copy of the agreement is filed as Exhibit 10.1. A copy of the press release issued in connection with the repurchase of shares from Mr. Kettle is incorporated herein by reference and attached to this Report as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

Exhibit No.    Description
-----------    -----------

10.1           First Amendment to Severance Agreement and Release with
               William J. Kettle.
99.1 LMKI press release dated November 28, 2000, announcing the repurchase of shares from William J. Kettle.

                                       2

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on November 28, 2000.

                                                 LMKI, INC.

                                             By  /S/  BRYAN L. TURBOW
                                                 ----------------------
                                                 Bryan L. Turbow
                                                 Chief Executive Officer

                                       3

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                                INDEX TO EXHIBITS
                                -----------------


The following exhibits are filed with the Current Report on Form 8-K.

Exhibit No.    Description
-----------    -----------

10.1           First Amendment to Severance Agreement and Release with
               William J. Kettle.
99.1 LMKI press release dated November 28, 2000, announcing the repurchase of shares from William J. Kettle.

                                       4